Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
INTANGIBLE ASSETS

Loan Acquisition Costs
In conjunction with the note payable issued during 2008 (see Note 4), the Company incurred $12,650 in legal costs. These costs were capitalized as loan costs and were amortized over the term of the debt using the effective interest method. Amortization of loan costs included in interest expense in the accompanying statements of operations was $3,795 in each of the years ended December 31, 2011 and 2010. The loan costs were fully amortized as of December 31, 2011.

Customer List Acquisition Costs
In July 2011, we acquired a network of customers that included approximately 12,000 advertisers and 20,000 Twitter publishers in 143 countries from Magpie & Friends Ltd., a private limited company organized under the laws in England and Wales. We recorded total costs of $125,525 for the purchase of these customers including the issuance of warrants to acquire 250 shares of common stock valued at $1,760. These costs are being amortized equally over their estimated useful life of three years. Amortization of asset costs included in general and administrative expense in the accompanying statements of operations was $17,434 for the year ended December 31, 2011. Future amortization costs are estimated to be $41,842 in 2012 and 2013, and $24,407 in 2014.

Net intangible assets consists of the following:

	December 31, 2011	December 31, 2010
Loan acquisition costs	$—	$12,650
Customer lists	125,525	—
Total	125,525	12,650
Less accumulated amortization	(17,434)	(8,855)
Intangible assets, net	$108,091	$3,795